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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Metrika Systems Corporation:

     As independent public accountants, we hereby consent to the use of our reports dated March 31, 1997(and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1 and related Prospectus of Metrika Systems Corporation.

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 10, 1997